Net finance income/(expense) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Finance income [Abstract]
Gain on cash equivalents held at FVTPL	$ 308	$ 0	$ 0
Interest income under effective interest rate method at FVOCI	858	0	0
Total finance income	1,166	0	0
Finance expense [Abstract]
Expected credit losses on marketable securities at FVOCI	(121)	0	0
Finance expenses on investment	(123)	0	0
Interest expense	0	(9)	0
Total finance expense	(244)	(9)	0
Net finance income/(expense)	$ 922	$ (9)	$ 0